                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint DAVID
R. WHITWAM, WILLIAM D. MAROHN, BRADLEY J. BELL and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with (i) the filing under said Securities Exchange Act of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and (ii) the filing under said Securities Exchange Act of the Annual Report on Form 11-K for the year ended December 31, 1994 for the Whirlpool 401(k) Plan, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as a director or officer, or both, of the Corporation, as indicated below opposite his or her signature, to the Annual Report on Form 10-K and the Annual Report on Form 11-K, or any amendment, post-effective amendment, or papers supplemental thereto to be filed in respect of said Annual Reports; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of the 21st day of February, 1995.

           Name                                         Title



/s/ David R. Whitwam
- ---------------------------                 Director, Chairman of the Board and
David R. Whitwam                            Chief Executive Officer
                                            (Principal Executive Officer)



/s/ William D. Marohn
- ---------------------------                 Director, President and
William D. Marohn                           Chief Operating Officer




/s/ Bradley J. Bell
- ---------------------------                 Vice President and Treasurer
Bradley J. Bell                             (Principal Financial Officer)




/s/ Robert G. Thompson
- ---------------------------                 Vice President and Controller
Robert G. Thompson                          (Principal Financial Officer)

/s/ Victor A. Bonomo
- ---------------------------                 Director
Victor A. Bonomo


/s/ Robert A. Burnett
- ---------------------------                 Director
Robert A. Burnett


/s/ Herman Cain
- ---------------------------                 Director
Herman Cain


/s/ Allan D. Gilmour
- ---------------------------                 Director
Allan D. Gilmour


/s/ Arnold G. Langbo
- ---------------------------                 Director
Arnold G. Langbo


/s/ Miles L. Marsh
- ---------------------------                 Director
Miles L. Marsh


/s/ Philip L. Smith
- ---------------------------                 Director
Philip L. Smith


/s/ Paul G. Stern
- ---------------------------                 Director
Paul G. Stern


/s/ Janice D. Stoney
- ---------------------------                 Director
Janice D. Stoney

                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint DAVID
R. WHITWAM, WILLIAM D. MAROHN, BRADLEY J. BELL, and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities Exchange Commission in respect thereof, in connection with (i) the filing under said Securities Exchange Act of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and (ii) the filing under said Securities Exchange Act of the Annual Report on Form 11-K for the year ended December 31, 1994 for the Whirlpool 401(k) Plan, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as a director or officer, or both, of the Corporation, as indicated below opposite his or her signature, to the Annual Report on Form 10-K and the Annual Report on Form 11-K, or any amendment, post-effective amendment, or papers supplemental thereto to be filed in respect of said Annual Reports; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of the 21st day of February, 1995.

           Name                                  Title



/s/ Kathleen J. Hempel
- ---------------------------                      Director
Kathleen J. Hempel